                                 EXHIBIT 23(f)

                  RULE 438 CONSENT OF THREE DIRECTORS OF CBOC
                  WHO WILL BECOME DIRECTORS OF REGISTRANT UPON
                            COMPLETION OF THE MERGER

                                                                   EXHIBIT 23(f)

                            DIRECTOR DESIGNEE CONSENT

                            -------------------------

         The undersigned hereby consents to being named in this Registration Statement on Form S-4 of Merchants and Manufacturers Bancorporation, Inc. (the "Registrant") as a designee to serve as a director of the Registrant contingent upon the acquisition by the Registrant of all of the capital stock of CBOC, Inc., Oconto Falls, Wisconsin ("CBOC") pursuant to the terms of the Agreement and Plan of Merger dated August 1, 2000, between Registrant and CBOC, as amended.

         IN WITNESS WHEREOF, the undersigned has executed this consent in his own hand on this 30 day of October, 2000.



                                        /s/ Thomas Ebenreiter
                                        ------------------------------
                                        Thomas Ebenreiter




                                    23(f)-1

                                                                   EXHIBIT 23(f)


                            DIRECTOR DESIGNEE CONSENT

                            -------------------------

         The undersigned hereby consents to being named in this Registration Statement on Form S-4 of Merchants and Manufacturers Bancorporation, Inc. (the "Registrant") as a designee to serve as a director of the Registrant contingent upon the acquisition by the Registrant of all of the capital stock of CBOC, Inc., Oconto Falls, Wisconsin ("CBOC") pursuant to the terms of the Agreement and Plan of Merger dated August 1, 2000, between Registrant and CBOC, as amended.

         IN WITNESS WHEREOF, the undersigned has executed this consent in his own hand on this 30 day of October, 2000.


                                        /s/ Michael Judge
                                        ------------------------------
                                        Michael Judge




                                    23(f)-2

                                                                   EXHIBIT 23(f)

                            DIRECTOR DESIGNEE CONSENT

                            -------------------------

         The undersigned hereby consents to being named in this Registration Statement on Form S-4 of Merchants and Manufacturers Bancorporation, Inc. (the "Registrant") as a designee to serve as a director of the Registrant contingent upon the acquisition by the Registrant of all of the capital stock of CBOC, Inc., Oconto Falls, Wisconsin ("CBOC") pursuant to the terms of the Agreement and Plan of Merger dated August 1, 2000, between Registrant and CBOC, as amended.

         IN WITNESS WHEREOF, the undersigned has executed this consent in his own hand on this 30 day of October, 2000.




                                        /s/ Richard Pamperin
                                        ------------------------------
                                        Richard Pamperin




                                    23(f)-3